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Insynq.com


                                  AMENDMENT #1
                           TO MASTER LICENSE AGREEMENT



The Insynq Master License Agreement effective October 4, 2004 by and between Insynq, Inc. ("Insynq") and Aptus Corp. ("Aptus") is hereby amended as set forth below.

WHEREAS, the parties wishes to amend and add certain terms and conditions of the Agreement; and

NOWTHERFORE IT IS AGREED,

1. Introduction. Is hereby amended as follows:
"....and InsynQ, Inc. ("InsynQ"), a Delaware corporation, having its principal place of business at 1127 Broadway Plaza Suite 200, Tacoma, WA 98402. SHALL READ "...and Insynq, Inc. ("Insynq"), a Nevada corporation, having its principal place of business at 1127 Broadway Plaza, Suite 202, Tacoma, WA 98402.

2. Recitals. The following section is hereby added as "E" of the Agreement:

         E. WHEREAS, Insynq wishes, as part of the compensation under this Agreement, to purchase licenses of MyBooks Professional for resale or rental.

3. Compensation. The following section is hereby added as Section 4.1.4 of the
Agreement:

         Insynq shall additionally receive 1,500 licenses at a discounted rate of $400.00 per license.

4. Term. The term of this Amendment shall be coterminous with the Agreement.

5. Signature. This Amendment may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute on and the instrument.


Accepted by:

Insynq, Inc.                                           Aptus Corp.

/s/ John P. Gorst                              /s/ Joanie C. Mann
----------------------------------          -----------------------------
Authorized Signature                                   Authorized Signature
John P. Gorst                                     Joanie C. Mann
----------------------------------          -----------------------------
Name                                                   Name
CEO                                             Executive Vice Pres.
----------------------------------          -----------------------------
Title                                                  Title
10/20/04                                       10/20/04
----------------------------------          -----------------------------
Date                                                   Date